INTELGENX TECHNOLOGIES CORP.

SUBSCRIPTION AGREEMENT- U.S. INVESTORS

IntelGenx Technologies Corp.
6425 Abrams
Ville St. Laurent
Quebec, Canada H4S 1X9

Re:

Subscription for Units

Gentlemen:

I.

Subscription. On the terms and subject to the conditions of this subscription agreement (this “Agreement”), the undersigned (the “Subscriber”) hereby subscribes for and agrees to purchase, _______ Units (the “Units”) of INTELGENX TECHNOLOGIES CORP., a Delaware corporation (the “Corporation”) at a price of Cdn$0.40 per Unit.  The Subscriber is delivering to the Corporation (i) a check, payable to the order of INTELGENX TECHNOLOGIES CORP., in the amount of $_________, and (ii) a completed and duly executed Purchaser Questionnaire in the form attached hereto as Exhibit A.

II.

Definitions.  In this Agreement, the following terms shall have the following meanings:

A.

 “Closing” shall have the meaning set forth in Section IV below;

B.

“Closing Date” shall have the meaning set forth in Section IV below;

C.

“Common Share” shall mean a share of common stock of the Corporation;

D.

“Debt Instrument” shall mean any loan, bond, debenture, promissory note or other instrument evidencing indebtedness (demand or otherwise) for borrowed money or other liability;

E.

“Disclosure Documents” shall mean collectively, the following filings with the SEC and all exhibits thereto: the Corporation's annual report on Form 10-K for the years ended December 31, 2008 and 2007, and all subsequent documents filed by the Corporation with the SEC pursuant to Section 13(a), 13(c), 14(a) or 15(d) of the Exchange Act prior to the Closing Date, including the quarterly reports filed on Form 10-Q , the current reports filed on Form 8-K since January 1, 2007 and the proxy statement dated August 12, 2008;

F.

“EDGAR” shall mean the Electronic Data Gathering, Analysis and Retrieval system of the SEC;

G.

“Environmental Laws” shall have the meaning set forth in Section VII.GG. below;

H.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended;

Subscription Agreement - IntelGenx Technologies Corp.

I.

“Financial Statements” shall have the meaning set forth in Section VII.F. below;

J.

“Intellectual Property” shall mean, collectively, all intellectual property rights which pertain to the business of the Corporation or the Material Subsidiaries of whatsoever nature, kind or description including:

1.

all trade-marks, service marks, trade-mark and service mark registrations, trade mark and service mark applications, rights under registered user agreements, trade names and other trade-mark and service mark rights;

2.

all copyrights and applications therefor, including all computer software and rights related thereto;

3.

all patent rights;

4.

all trade secrets and proprietary and confidential information;

5.

all industrial designs and registrations thereof and applications therefor; all renewals, modifications, developments and extensions of any of the items listed in clauses (1) through (4) above; and

6.

all patterns, plans, designs, research date, other proprietary know-how, processes, drawings, technology, inventions, formulae, specifications, performance data, quality control information, unpatented blue prints, flow sheets, equipment and parts lists, instructions, manuals, records and procedures, and all licenses, agreements and other contracts and commitments relating to any of the foregoing;

K.

“Leased Premises” shall mean all premises which are material to the Corporation and which the Corporation or a Material Subsidiary occupies as tenant;

L.

“Material Agreement” shall mean any material note, indenture, mortgage or other form of indebtedness and any contract, commitment, agreement (written or oral), instrument, lease or other document, including license agreements and agreements relating to intellectual property, to which the Corporation is a party and which is material to the Corporation;

M.

“Material Subsidiaries” shall have the meaning set forth in Section VII.B. below;

N.

“Purchasers” shall mean the persons who, as purchasers, acquire the Units by duly completing, executing and delivering Subscription Agreements and any other required documentation, and permitted assignees or transferees of such persons from time to time;

O.

“Registrable Securities” shall mean the Unit Shares, the Warrants and the Warrant Shares;

P.

“Registration Rights Agreement” shall mean the registration rights agreement to be entered into by the Corporation and the Purchasers;

Subscription Agreement - IntelGenx Technologies Corp.

Q.

“Registration Statement” shall mean a registration statement on Form S-1 of the Corporation to be filed with the SEC in order to register, or register the resale of, the Registrable Securities;

R.

“SEC” shall mean the United States Securities and Exchange Commission;

S.

“Securities Act” shall mean the Securities Act of 1933, as amended;

T.

 “Subscription Agreements” shall mean the subscription agreements in the form agreed upon by the Purchasers and the Corporation pursuant to which the Purchasers agree to subscribe for and purchase the Units, and all schedules and exhibits thereto, including without limitation, this Agreement;

U.

“Taxes” shall have the meaning set forth in Section VII.I. below;

V.

“Time of Expiry” shall have the meaning set forth in Section III.A. below;

W.

“Transaction Documents” shall mean, collectively, this Agreement, the Registration Rights Agreement and the Warrant Certificates;

X.

“Transfer Agent” shall mean Stock Trans, Inc.;

Y.

“TSXV” shall mean the TSX Venture Exchange;

Z.

“Unit” shall have the meaning set forth in Section III.A. below;

AA.

“Unit Shares” shall have the meaning set forth in Section III.B. below;

BB.

“Warrant” shall have the meaning set forth in Section III.B. below;

CC.

“Warrant Certificates” shall mean the certificates evidencing the Warrants and containing the terms thereof; and

III.

Units.  Each Unit will consist of one share of common stock of the Corporation (a “Unit Share”) and one common share purchase warrant (a “Warrant”).  Each Warrant will entitle to holder thereof to purchase one Common Share for 36 months following the Closing at an exercise price of USD$0.80 per Common Share.

IV.

Closing.  The closing of the subscription for Units (the “Closing”) will take place at such place as may be agreed upon by the Corporation and the Subscriber, on such date as the Corporation will advise on reasonable notice to the Subscriber (the “Closing Date”).  The Subscriber understands that the aforementioned check will be held in an account at a financial institution selected by the Corporation until the Closing.

V.

Acceptance of Subscription.  The Corporation may, in its sole discretion, accept or reject this subscription in whole or in part.  The Subscriber acknowledges that this subscription is irrevocable by the Subscriber and may only be terminated by the Corporation by rejection of this subscription in whole or in part.  This subscription is not binding upon the Corporation, and the Corporation is not obligated to issue the Units to the Subscriber until the Corporation accepts this subscription in whole or in part at a Closing.  If the Corporation rejects all or part of this subscription, subscription proceeds will be returned to the Subscriber promptly without deduction and without interest.  Upon acceptance of this Agreement by the Corporation, the Corporation will immediately be entitled to retain the funds provided herewith, and to demand and receive the remainder of the Subscriber’s total capital commitment.

Subscription Agreement - IntelGenx Technologies Corp.

VI.

Representations and Warranties of the Subscriber.  The Subscriber hereby represents, warrants and covenants to the Corporation as follows:

A.

The information contained in the Subscriber's Purchaser Questionnaire is true and complete, and the Subscriber will promptly provide the Corporation with an executed amendment to such Purchaser Questionnaire if any statement made therein ceases to be true and complete at any time.

B.

The Subscriber has been furnished all materials relating to the Corporation, its business and financial condition, the offering of the Units and any other matter that the Subscriber has requested and has been afforded the opportunity to ask all questions and receive all answers the Subscriber wished concerning the terms and conditions of the offering and to obtain any additional information the Corporation possesses or can acquire without unreasonable effort or expense.

C.

The Corporation has answered all inquiries that the Subscriber and its representative(s), if any, have made of it concerning the Corporation, its business and financial condition, or any other matter relating to the operation of the Corporation and the offering and sale of the Units.  No person has made to the Subscriber any written or oral representations.

D.

The Subscriber is an “accredited investor” (as defined in the Subscriber's Purchaser Questionnaire) AND the Subscriber, either alone or together with its representative(s), has such knowledge and experience in financial and business matters to enable him, her or it to utilize the information made available to him, her or it in connection with the offering of the Units, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision with respect thereto.

E.

The Subscriber (i) has adequate means of providing for his, her or its current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear completely all of the economic risks of his investment in the Units, and (iv) can afford a complete loss of such investment.

F.

If the Subscriber is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), in making the proposed investment, it is aware of and has taken into consideration the diversification requirements of Section 404(a)(3) of ERISA, and it has concluded that the proposed investment in the Corporation is prudent.

Subscription Agreement - IntelGenx Technologies Corp.

G.

If an entity, the Subscriber was not formed for the purpose of making an investment in the Corporation and the Subscriber has substantial business activities, in addition to its investment in the Corporation, other than that of investing, reinvesting, owning, holding or trading in securities.

H.

The Subscriber is not an “investment company” or an “affiliated person” of, or a “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

I.

The Units to be acquired under this Agreement are being acquired solely by and for the Subscriber for investment and not as a nominee or agent for the benefit of any other person, and the Subscriber has no current intention to, and will not, distribute, resell or assign the Units, other than in accordance with the provisions of the Securities Act, the rules and regulations promulgated thereunder and any other applicable laws including, without limitation, state securities laws.

J.

The Subscriber understands and acknowledges that (i) there is no right to demand any distribution from the Corporation, (ii) there is not and will be no public or other market for the Units, (iii) the Units have not been registered under the Securities Act, (iv) the sale of the Units is being made in reliance on the exemption for non-public offerings provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, (v) the Units must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and (vi) the Units may not be sold under Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act unless all of the conditions of that Rule are met.

K.

The Subscriber understands that no federal or state agency has passed upon the Units, or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Units.  The Subscriber understands that no offering documents have been filed with or reviewed by state securities administrators because of representations made by the Corporation as to the private or limited nature of the offering.

L.

The Subscriber has not been furnished any offering literature other than materials the Corporation may have provided at the request of the Subscriber in connection with its purchase of the Units and those materials publicly available on EDGAR, and the Subscriber has relied only on the information contained in this Agreement or on EDGAR and the information furnished or made available to the Subscriber by the Corporation, as described in subparagraphs B and C above, and not on any information, representation or warranty made by any person in any other document or otherwise communicated, whether verbally or in writing.

M.

The Subscriber is a resident of the United States of America, is at least 21 years of age, and has the legal capacity to execute, deliver, and perform this Agreement.

N.

All information that the Subscriber has provided to the Corporation concerning himself, herself or itself, his, her or its financial position, and his, her or its knowledge of financial and business matters, including all information contained herein and in the Purchaser Questionnaire, is true and complete as of the date set forth at the end hereof, and if there is any adverse change in such information before this subscription is accepted, the Subscriber will immediately provide the Corporation with accurate and complete information concerning any such change.

Subscription Agreement - IntelGenx Technologies Corp.

O.

The Subscriber certifies, under penalties of perjury, (i) that the social security number shown on the signature page of this Agreement is true and complete and (ii) that the Subscriber is not subject to backup withholding either because the Subscriber has not been notified that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the Subscriber that he, she or it is no longer subject to backup withholding.

VII.

Representations and Warranties of the Corporation.  The Corporation hereby represents, warrants and covenants to the Subscriber as follows:

A.

the Corporation and the Material Subsidiaries (as hereinafter defined) have been duly incorporated and are in good standing under the laws of their respective jurisdictions, and are current and up-to-date with all filings required to be made by them in such jurisdiction, have all requisite corporate power and authority and are duly qualified and possess all certificates, authorizations, permits and licenses issued by the appropriate state, provincial, municipal, federal regulatory agencies or bodies necessary (and has not received or is aware of any modification or revocation to such licenses, authorizations, certificates or permits) to carry on its business as now conducted and to own its properties and assets and the Corporation and the Material Subsidiaries have all requisite corporate power and authority to carry out their respective obligations under the Transaction Documents, as applicable;

B.

other than as set out in the Disclosure Documents, the Corporation has no subsidiaries other than as listed below (the “Material Subsidiaries”) and the Corporation beneficially owns, directly or indirectly, the percentage indicated below of the issued and outstanding shares in the capital of the Material Subsidiaries free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever, all of such shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares and no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the purchase from the Corporation of any interest in any of such shares or for the issue or allotment of any unissued shares in the capital of the Material Subsidiaries or any other security convertible into or exchangeable for any such shares:

Name	Jurisdiction of Incorporation or Continuance	Beneficial Equity/Voting Ownership
IntelGenx Corp.	Canada	100%
6544631 Canada Inc.(1)	Canada	100%

Note:

(1)

Provided an aggregate of 10,991,000 special shares of 6544631 Canada Inc., which are exchangeable for common shares of the Corporation are held by Horst Zerbe, Ingrid Zerbe and Joel Cohen.

Subscription Agreement - IntelGenx Technologies Corp.

C.

all consents, approvals, permits, authorizations or filings as may be required for the execution and delivery of the Transaction Documents, the issuance and sale of the Units and the creation and issuance of the Unit Shares and Warrants are all in conformance with this Agreement, and the consummation of the transactions contemplated in this Agreement, have been made or obtained, as applicable, except for the filing of the notification on Form D with the SEC required to be made within 15 days of Closing;

D.

each of the execution and delivery of the Transaction Documents, the performance by the Corporation of its obligations hereunder or thereunder, the issuance and sale of the Units, the creation and issuance of the Unit Shares and Warrants upon the exercise of the Units, and the consummation of the transactions contemplated in this Agreement, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (whether after notice or lapse of time or both), (A) any statute, rule or regulation applicable to the Corporation including, without limitation, all applicable securities laws; (B) the constating documents, articles or resolutions of the Corporation which are in effect at the date hereof; (C) any Debt Instruments, Material Agreement, mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Corporation is a party or by which it is bound; or (D) any judgment, decree order, statute, rule, law or regulation binding the Corporation or the property or assets of the Corporation;

E.

the Disclosure Documents, when they were or are filed with the SEC, conformed or will conform in all material respects to the applicable requirements of applicable the Exchange Act and the applicable rules and regulations of the SEC thereunder and when read together did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

F.

the audited financial statements of the Corporation as at and for the year ended December 31, 2008 and unaudited interim financial statements as at and for the three month period ended March 31, 2009 (collectively, the “Financial Statements”) have been prepared in accordance with generally accepted accounting principles in the United States, as applicable, and present fairly, in all material respects, the financial position (including the assets and liabilities, whether absolute, contingent or otherwise) of the Corporation as at such dates and results of operations of the Corporation for the periods then ended and there has been no material change in accounting policies or practices of the Corporation or the Material Subsidiaries since December 31, 2008. All disclosures in the Disclosure Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply in all material respects to U.S. securities laws, to the extent applicable;

G.

there has been no adverse material change to the Corporation or the Material Subsidiaries (actual, proposed or prospective, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or shareholders' equity of the Corporation or the Material Subsidiaries since December 31, 2008, which has not been generally disclosed to the public and, in all material respects, the business of the Corporation and the Material Subsidiaries have been carried on in the usual and ordinary course consistent with past practice since December 31, 2008;

Subscription Agreement - IntelGenx Technologies Corp.

H.

there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of the Corporation or its Material Subsidiaries with unconsolidated entities or other persons;

I.

all taxes (including income tax, capital tax, payroll taxes, employer health tax, workers' compensation payments, property taxes, custom and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable or required to be collected or withheld and remitted, by the Corporation and the Material Subsidiaries have been paid, collected or withheld and remitted, as applicable. All tax returns, declarations, remittances and filings required to be filed by the Corporation and the Material Subsidiaries have been filed with all appropriate governmental authorities and all such returns, declarations, remittances and filings are complete and accurate and no material fact or facts have been omitted therefrom which would make any of them misleading. To the knowledge of the Corporation, no examination of any tax return of the Corporation or the Material Subsidiaries is currently in progress and there are no issues or disputes outstanding with any governmental authority respecting any taxes that have been paid, or may be payable, by the Corporation and the Material Subsidiaries. There are no agreements, waivers or other arrangements with any taxation authority providing for an extension of time for any assessment or reassessment of taxes with respect to the Corporation and the Material Subsidiaries;

J.

the Corporation’s Auditors who audited the Financial Statements of the Corporation and the Material Subsidiaries for the year ended December 31, 2008 and the year ended December 31, 2007 and who provided their audit report thereon are independent public accountants as required under applicable securities laws in Canada, the Securities Act and the Exchange Act;

K.

except as set out in the Disclosure Documents, neither the Corporation nor any of its subsidiaries are a party to or bound or affected by any commitment, agreement or document containing any covenant which expressly limits the freedom of the Corporation or the Material Subsidiaries to compete in any line of business, transfer or move any of its assets or operations or which materially or adversely affects the business practices, operations or condition of the Corporation and the Material Subsidiaries taken as a whole;

L.

the Corporation and the Material Subsidiaries owns, or has obtained valid and enforceable licenses for, or other rights to use, the Intellectual Property as are sufficient to conduct its business, respectively.

M.

the Corporation and the Material Subsidiaries have conducted and are conducting their business in compliance in all material respects with all applicable laws and regulations of each jurisdiction in which it holds assets or carries on business (including, without limitation, all applicable federal, provincial, municipal, local licensing or environmental anti-pollution laws, regulations and other lawful requirements of any Canadian, United States or foreign governmental or regulatory body including production and research and development permits and licenses) and has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws, regulations or permits;

Subscription Agreement - IntelGenx Technologies Corp.

N.

the Corporation and the Material Subsidiaries are not aware of any pending change or contemplated change to any applicable law or regulation or governmental position that would materially affect the business of the Corporation or the Material Subsidiaries or the business or legal environment under which the Corporation or the Material Subsidiaries operate;

O.

each of the Transaction Documents has been duly authorized, executed and delivered by the Corporation and constitutes a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms;

P.

at the Closing Time, all necessary corporate action will have been taken by the Corporation to: (a) authorize the issuance of the Units; (b) allot, reserve and authorize the issuance of the Unit Shares as fully paid and non-assessable securities in the capital of the Corporation upon exercise of the Units; (c) validly create, allot and authorize the issuance of the Warrants upon exercise of the Units; and (d) validly allot, reserve and authorize the issuance of the Warrant Shares upon the payment therefor as fully paid and non-assessable securities in the capital of the Corporation upon the exercise of the Warrants;

Q.

all information which has been prepared by the Corporation relating to the Corporation and the Material Subsidiaries and their respective business, property and liabilities and either publicly disclosed or provided to the Subscriber, including all financial, marketing, sales and operational information provided to the Subscriber, if any, did not and will not contain a misrepresentation or an untrue statement of a material fact;

R.

other than the notification filing on Form D required to be filed with the SEC 15 days after the Closing Date, all filings required to be made by the Corporation and the Material Subsidiaries pursuant to the securities laws and general corporate law applicable to them have been made and such filings were true and accurate as at the respective dates thereof and the Corporation has not filed any confidential material change reports;

S.

the Corporation and the Material Subsidiaries are in compliance with all laws respecting employment and employment practices, terms and conditions of employment, occupational health and safety, pay equity and wages; and there is not currently any labor disruption or conflict involving the Corporation or the Material Subsidiaries;

T.

other than disclosed in the Disclosure Documents, the Corporation and the Material Subsidiaries do not have any loans or other indebtedness outstanding which has been made to any of its shareholders, officers, directors or employees, past or present, or any person not dealing at “arm's length” (as such term is defined in the Income Tax Act (Canada)) with it;

Subscription Agreement - IntelGenx Technologies Corp.

U.

the assets of the Corporation and the Material Subsidiaries and their respective business and operations are insured against loss or damage with responsible insurers on a basis consistent with insurance obtained by reasonably prudent participants in comparable businesses, and such coverage is in full force and effect, and the Corporation and the Material Subsidiaries have not breached the terms of any policies in respect thereof or failed to promptly give any notice or present any material claim thereunder;

V.

there are no persons acting or purporting to act that are entitled to any brokerage or finder's fee payable by the Corporation in connection with the transactions contemplated by this Agreement;

W.

the Corporation and the Material Subsidiaries are in compliance in all respects with each license and permit held by it, if and where applicable, and is not in violation of, or in default under, the applicable statutes, ordinances, rules, regulations, orders or decrees (including, without limitation, Environmental Laws) of any Canadian governmental entities, regulatory agencies or bodies having, asserting or claiming jurisdiction over it or over any part of its operations or assets;

X.

the Corporation and the Material Subsidiaries (i) are in compliance with any and all applicable federal, provincial, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) in each jurisdiction in which they hold assets or conduct business; (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) are in compliance with all terms and conditions of any such permit, license or approval except where non-compliance did not and will not result in a material adverse effect on the business of the Corporation and the Material Subsidiaries;

Y.

there are no known environmental audits, evaluations, assessments, studies or tests relating to the Corporation or any of the Material Subsidiaries except for ongoing assessments conducted by or on behalf of the Corporation in the ordinary course;

Z.

there have been no past unresolved, and there are no pending or threatened claims, complaints, notices or requests for information received by the Corporation or the Material Subsidiaries with respect to any alleged violation of any Environmental Law; and no conditions exist at, on or under any property now or previously owned, operated or leased by the Corporation or the Material Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law that, individually or in the aggregate, has or may reasonably be expected to have, a material adverse effect with respect to the Corporation or the Material Subsidiaries;

AA.

except as set out in the Disclosure Documents, the Corporation and/or the Material Subsidiaries are not party to any Debt Instrument or any agreement, contract or commitment to create, assume or issue any Debt Instrument or other indebtedness;

Subscription Agreement - IntelGenx Technologies Corp.

BB.

other than the Corporation, there is no person that is or will be entitled to demand the proceeds of this offering of Units under the terms of any Debt Instrument, Material Agreement, mortgage, note, indenture, contract, instrument, lease agreement (written or unwritten) or otherwise;

CC.

the Corporation and the Material Subsidiaries are not, nor to the knowledge of the Corporation, no other person is, in default in the observance or performance of any term, covenant or obligation to be performed by it under any Debt Instrument, or Material Agreement, to which the Corporation is a party and no event has occurred which with notice or lapse of time or both would constitute such a default and all such contracts, agreements and arrangements are in good standing;

DD.

the minute books and records of the Corporation and the Material Subsidiaries which have been made available to the Subscriber and its counsel in connection with its due diligence investigation of the Corporation and the Material Subsidiaries for the periods from its inception date to the date of examination thereof, are all of the minute books and material records of the Corporation and the Material Subsidiaries and contain copies of all material proceedings (or certified copies thereof) of the shareholders, the boards of directors and all committees of the boards of directors of the Corporation and the Material Subsidiaries to the date of review of such corporate records and minute books. There have been no other material meetings, resolutions or proceedings of the shareholders, boards of directors or any committees of the boards of directors of the Corporation and the Material Subsidiaries to the date of review of such corporate records and minute books not reflected in such minute books and other records or provided to the Subscriber and its counsel;

EE.

with respect to each of the Leased Premises, the Corporation and/or the Material Subsidiaries occupy the Leased Premises, have the exclusive right to occupy and use the Leased Premises and each of the leases pursuant to which the Corporation and the Material Subsidiaries occupy the Leased Premises is in good standing and in full force and effect. The performance of obligations pursuant to and in compliance with the terms of this Agreement and the completion of the transactions described herein by the Corporation and the Material Subsidiaries, will not afford any of the parties to such leases or any other person the right to terminate such lease or the Corporation's or the Material Subsidiaries' right to occupy and use the Leased Premises or, result in any additional or more onerous obligations under such leases;

FF.

except as set out in the Disclosure Documents, the Corporation or the Material Subsidiaries are the absolute legal and beneficial owner of, and have good and marketable title to, all of the material property or assets thereof, free of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever, other than those described in the Disclosure Documents, and no other property rights are necessary for the conduct of the business of the Corporation or the Material Subsidiaries as currently conducted or contemplated to be conducted, the Corporation and the Material Subsidiaries know of no claim or basis for any claim that might or could adversely affect the right thereof to use, transfer or otherwise exploit such property rights and except as disclosed in the Disclosure Documents, the Corporation and the Material Subsidiaries have no responsibility or obligation to pay any commission, royalty, license fee or similar payment to any person with respect to the property rights thereof;

Subscription Agreement - IntelGenx Technologies Corp.

GG.

except to the extent that it did not or will not have a material adverse effect on the  business of the Corporation or the Material Subsidiaries, any and all of the agreements and other documents and instruments pursuant to which the Corporation and the Material Subsidiaries hold their property and assets (including any interest in, or right to earn an interest in, any property) are valid and subsisting agreements, documents or instruments in full force and effect, enforceable in accordance with the terms thereof, the Corporation and the Material Subsidiaries are not in default of any of the material provisions of any such agreements, documents or instruments nor has any such default been alleged, and such properties and assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situated, and there has been no default under any lease, license or claim pursuant to which the Corporation or the Material Subsidiaries derives an interest in such property or assets and all taxes required to be paid with respect to such properties and assets to the date hereof have been paid. The interests of the Corporation or the Material Subsidiaries in, or rights of the Corporation or the Material Subsidiaries to earn an interest in, any property of the Corporation or the Material Subsidiaries are not subject to any right of first refusal or purchase or acquisition rights other than as described in the Disclosure Documents;

HH.

there are no actions, suits, proceedings or inquiries pending or, to the knowledge of the Corporation or the Material Subsidiaries, threatened against or affecting the Corporation or the Material Subsidiaries or their property or assets at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality;

II.

there are no judgments against the Corporation or the Material Subsidiaries which are unsatisfied, nor are there any consent decrees or injunctions to which the Corporation or the Material Subsidiaries are subject;

JJ.

the Transfer Agent has been duly appointed as agent in respect of the Units and Warrants and at the Closing Time shall execute and deliver the Transaction Documents as applicable;

KK.

no proceedings have been taken, instituted or, to the knowledge of the Corporation, are pending for the dissolution or liquidation of the Corporation or the Material Subsidiaries;

LL.

prior to the date hereof, neither the Corporation nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Corporation in connection with the offering of the Units;

MM.

the Corporation is subject to Section 13 or 15(d) of the Exchange Act;

NN.

the Corporation is not, and after giving effect to the offering and sale of the Units, will not be an “investment company”, or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended;

Subscription Agreement - IntelGenx Technologies Corp.

OO.

assuming compliance with the terms of the this Agreement, neither the Corporation nor any person acting on its behalf has offered or sold the Units (or any securities issuable on conversion thereof) by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or, with respect to Units (or any such securities) sold outside the United States to non-U.S. persons (as defined in Rule 902 under the U.S. Securities Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Corporation, any affiliate of the Corporation and any person acting on its or their behalf has complied with and will implement the offering restriction requirements of Rule 902 under the Securities Act;

PP.

the Registration Statement and any amendments or supplements thereto will not, and the Disclosure Documents did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Corporation by the Subscriber; and

QQ.

the Corporation and the Material Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that the information required to be disclosed by the Corporation under applicable securities laws, is (i) recorded, processed, summarized and reported within the time periods specified therein and (ii) accumulated and communicated to the Corporation’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.  Since December 31, 2008, there has been no changes in the Corporation’s internal controls over financial reporting that have materially affected or are reasonably likely to materially affect the Corporation’s internal controls over financial reporting.

VIII.

Registration Statement Matters.

A.

The Corporation covenants and agrees to use its commercially reasonable efforts to, (i) as soon as practicable following the Closing Date and, in any event, within 30 days following the Closing Date prepare and file with the SEC the Registration Statement on Form S-l (or, if Form S-l is not then available to the Corporation, on such form of registration statement as is then available) to effect a registration covering the resale of the Registrable Securities in an amount at least equal to the aggregate of the Registrable Securities; (ii) settle any comments of the SEC as soon as possible thereafter; and (iii) file and have declared effective a final Registration Statement.  The Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of common stock of the Corporation resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Corporation shall use its commercially reasonable efforts to have the final Registration Statement declared effective by the SEC as soon as practicable.

Subscription Agreement - IntelGenx Technologies Corp.

B.

Prior to the filing of the Registration Statement (and each amendment or supplement thereto) the Corporation will allow the Subscriber to review and comment on the Registration Statement (and each amendment or supplement thereto).

C.

All the information and statements to be contained in the Registration Statement (and each amendment or supplement thereto), will, at the respective dates of filing thereof, disclose all material facts relating to the Corporation and the Registrable Securities and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided that this representation is not intended to extend to information and statements included in reliance upon and in conformity with information furnished to the Corporation by or on behalf of the Subscriber specifically for use therein).

D.

Neither the Registration Statement nor any amendment or supplement thereto will contain a misrepresentation (provided that this representation is not intended to extend to information and statements included in reliance upon and in conformity with information furnished to the Corporation by or on behalf of the Subscriber specifically for use therein).

E.

The Registration Statement (and each amendment or supplement thereto), will comply in all material respects with the applicable requirements of the securities laws of the United States.

F.

The Corporation recognizes that it is fundamental to the Subscriber that the resale of the Registrable Securities be registered in the United States under the Registration Statement so that the Registrable Securities will be tradable in the United States without the necessity of the holder thereof filing a prospectus or effecting the trade in a manner which falls within one of the various private placement exemptions or exemptions from registration under applicable securities legislation or subject to any statutory or regulatory hold periods or trade restrictions in the United States (provided such trade is not by an “affiliate” as defined in Rule 144). The Corporation acknowledges that it is for this reason that the Corporation has agreed to use its commercially reasonable efforts to ensure that the Registration Statement is to be filed with the SEC within the time periods contemplated by this Agreement.

G.

The filing of the Registration Statement (or any amendment or supplement thereto) with the SEC shall constitute the representation and warranty of the Corporation to the Subscriber that, at the time of such delivery or filing, as the case may be:

1.

such documents contain disclosure of all material facts relating to the Corporation and the Common Shares and Registrable Securities, and no material facts have been omitted therefrom which are necessary to make the statements therein not misleading in light of the circumstances in which they are made;

Subscription Agreement - IntelGenx Technologies Corp.

2.

such documents contain no misrepresentations; and

3.

such documents comply in all material respects with the securities laws in the United States;

provided, however, that the foregoing representations and warranties will not apply with respect to information and statements contained in the Registration Statement or misrepresentations with respect thereto or omissions therefrom which relate solely to the Subscriber or information provided by the Subscriber.

H.

Covenants.   The Corporation hereby covenants to the Subscriber and its permitted assigns, and acknowledges that the Subscriber is relying on such covenants, that the Corporation shall:

1.

allow the Subscriber and its representatives the opportunity to conduct all due diligence which the Subscriber may require to be conducted prior to and until the Closing Time;

2.

duly execute and deliver the Transaction Documents (as applicable) at the Closing Time, and comply with and satisfy all terms, conditions and covenants therein contained to be complied with or satisfied by the Corporation;

3.

ensure that all legal requirements have been fulfilled to permit the creation, issuance, offering and sale of the Units;

4.

ensure that the Unit Shares and Warrants shall be duly and validly created, authorized and reserved for issuance and upon such due exercise shall have the respective attributes corresponding in all material respects to the description thereof set forth in this Agreement and the Warrant Certificates (as applicable) and the Unit Shares upon issuance shall be duly and validly issued as fully securities in the capital of the Corporation free of any pre-emptive rights upon the payment therefor;

5.

ensure that at all times prior to the expiry of the Warrants, a sufficient number of Warrant Shares are allotted and reserved for issuance and upon the exercise of the Warrants, shall be duly and validly issued as fully paid and non-assessable securities of the Corporation;

6.

use commercially reasonable efforts to arrange for the Registration Statement to be declared effective as soon as practicable following Closing Date;

7.

obtain all necessary regulatory consents from the TSXV to effect the offering of Units on such terms as are mutually acceptable to the Subscriber and the Corporation, including but not limited to obtaining the conditional approval to effect the listing of the Unit Shares and Warrant Shares on the TSXV prior to the Closing Date;

Subscription Agreement - IntelGenx Technologies Corp.

8.

execute and file all forms, notices and certificates required to be filed pursuant to the securities laws in the time required by the applicable securities laws, including, not later than 15 days after the Closing Date, file a notice on Form D under the Securities Act; to otherwise comply with the requirements of Rule 503 under the Securities Act; and to furnish promptly to the Subscriber evidence of each such required timely filing (including a copy thereof);

9.

not, for a period of one year from the Closing Date affect or become a party to any “inversion” transaction or any other transaction that would have the effect of, or result in: (i) the Corporation or any successor or resulting entity of the Corporation continuing into, or becoming organized under, the laws of Canada or any Canadian province or territory, or (ii) the Corporation becoming a subsidiary owned, either directly or indirectly, by any entity incorporated or otherwise existing pursuant to the laws of Canada or any Canadian province or territory, without the written consent of the Subscriber;

10.

not to be or become, at any time prior to the expiration of two years after the Closing Time, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended;

11.

comply with the Securities Act so as to permit the completion of the distribution of the Units as contemplated hereby and in the Transaction Documents;

12.

furnish to the holders of the Unit Shares and Warrants, at such time as is required by the SEC an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Corporation and its consolidated subsidiaries certified by independent public accountants), which requirement will be satisfied by the filing of the Corporation's Annual Report on Disclosure Documents(or any applicable successor thereto under the Exchange Act), with the SEC on EDGAR and, at such time as is required by the SEC after the end of each of the first three quarters of each fiscal year (beginning with the first fiscal quarter ending after the Automatic Exercise Date), consolidated summary financial information of the Corporation and its subsidiaries for such quarter in reasonable detail, which requirement will be satisfied by the filing of the Corporation's Quarterly Report on Form 10-Q (or any applicable successor thereto under the Exchange Act) with the SEC on EDGAR;

13.

not register any transfer of the securities issued pursuant to the terms of this Agreement unless such transfer is made (i) in accordance with the provisions of Regulation S under the Securities Act, (ii) pursuant to registration under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act;]

Subscription Agreement - IntelGenx Technologies Corp.

IX.

Survival of Representations and Warranties.

A.

All representations, warranties and covenants of the Corporation herein contained or contained in any documents submitted pursuant to this Agreement and in connection with the transactions herein contemplated shall survive the purchase and sale of the Units and continue in full force and effect for the benefit of the Subscriber for a period of two years following the Closing Date.

B.

All representations, warranties and covenants of the Subscriber herein contained or contained in any documents submitted pursuant to this Agreement and in connection with the transactions herein contemplated shall survive the purchase and sale of the Units and any subsequent disposition by the Subscriber of any of the Units, Common Shares or Warrants and continue in full force and effect for the benefit of the Corporation following the Closing Date.

X.

Indemnification.  The Subscriber agrees to indemnify and hold harmless the Corporation, any officers, directors, employees, agents, shareholders and affiliates of the Corporation, and any person acting on behalf of the Corporation, from and against any and all damage, loss, liability, cost, and expense (including attorneys' fees) that any of them may incur by reason of the failure of the Subscriber to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Subscriber herein, in the Subscriber's Purchaser Questionnaire or in any other document provided by the Subscriber to the Corporation.  All representations, warranties and covenants contained in this Agreement, and the indemnification contained in this paragraph V, will survive the Closing indefinitely.

XI.

Compliance with Section 4(2).  The Subscriber understands and agrees that the following restrictions and limitations are applicable to his, her or its purchase of the Units, are being sold to him, her or it in reliance on the exemption from registration contained in Section 4(2) of the Securities Act and/or the rules and regulations promulgated thereunder:

A.

None of the Units, Unit Shares, Warrants and Warrant Shares may be sold, pledged, hypothecated or otherwise transferred unless they are registered, or otherwise exempt from registration, under the Securities Act and applicable state securities laws.

B.

Until an effective registration statement is in place, a legend in substantially the following form will be placed on any certificates representing the Units, Unit Shares, Warrants or Warrant Shares:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE CORPORATION) SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

Subscription Agreement - IntelGenx Technologies Corp.

C.

Stop transfer instructions to the transfer agent, if any, of the Units, Unit Shares, Warrants or Warrant Shares have been or will be placed with respect to the such securities so as to restrict resale, pledge, hypothecation or other transfer thereof, subject to the provisions hereof, including the provisions of the legend referred to in subparagraph B above.

XII.

Entire Agreement; Modification.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and neither this Agreement nor any provisions hereof may be waived, changed, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge, or termination is sought.

XIII.

Notices.  Any notice, demand, or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in the United States mail, registered or certified mail, addressed to: in the case of the Corporation, INTELGENX TECHNOLOGIES CORP., 6425 Abrams, Ville St. Laurent, Quebec, Canada H4S 1X9, Attention: Horst Zerbe, and in the case of the Subscriber at the address set forth on the signature page hereof or at such other address as the Subscriber shall so notify pursuant hereto, or (b) delivered personally at such address.

XIV.

Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns.  If the Subscriber is more than one person, the obligations of the Subscriber shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person or entity and his, her or its  respective, heirs, executors, administrators, successors, legal representatives, and assigns.

XV.

Assignability.  The Subscriber agrees not to transfer or assign this Agreement, or any of the Subscriber's interest herein, and further agrees that the transfer or assignment of the Units may be made only in accordance with the terms of this Agreement, applicable laws and any other agreements entered into between the Subscriber and the Corporation.

XVI.

Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

XVII.

Form of Ownership.  Please indicate form of ownership desired.

☐ Individual	☐ Joint tenants with right of survivorship
☐ Tenants in common	☐ Community property
☐ Corporation	☐ Partnership
☐ Trust	☐ Other (specify):

Subscription Agreement - IntelGenx Technologies Corp.

 [SIGNATURE PAGE FOLLOWS]

Subscription Agreement - IntelGenx Technologies Corp.

IN WITNESS WHEREOF, the Subscriber has executed this Agreement evidencing the Subscriber’s intention to be bound by the terms of this Agreement, on the date set forth below.

INDIVIDUAL(S) SIGN HERE:
Signature

Social Security Number

Printed Name

Residence Address:

Date:_____________, 2009

ADDITIONAL INVESTOR (if any):
Signature

Social Security Number

Printed Name

Residence Address:

Date:_____________, 2009

ENTITIES SIGN HERE:
By: _________________________________
Title: ________________________________
Name: _______________________________

Printed Legal Name of Entity

Type of entity and place of organization

Federal Employer ID No.:

Principal Place of Business:

Date:_____________, 2009

Subscription Agreement - IntelGenx Technologies Corp.

This subscription is accepted by IntelGenx Technologies Corp. this _____ day of _______, 2009

INTELGENX TECHNOLOGIES CORP.

Per: ________________________
         Authorized Signatory

EXHIBIT A

Purchaser’s Questionnaire

INTELGENX TECHNOLOGIES CORP.

PURCHASER QUESTIONNAIRE

IntelGenx Technologies Corp.
6425 Abrams
Ville St. Laurent
Quebec, Canada H4S 1X9

Re:

Confidential Purchaser Questionnaire

Gentlemen:

The information contained in this Confidential Purchaser Questionnaire (the “Questionnaire”) is being furnished to IntelGenx Technologies Corp., a Delaware corporation (the “Corporation”), to enable the Corporation to determine whether offers and sales of  the Corporation’s Units (the “Units”) may be made to the undersigned under (i) Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); (ii) any other exemption from the registration provisions of the Securities Act; and (iii) exemptions from applicable registration provisions of state securities laws.

The undersigned understands that the Corporation will rely upon the information contained herein for purposes of such determination.  In addition, this information will be used by the Corporation in determining whether to accept the undersigned's subscription for Units.

The undersigned represents to the Corporation that (i) the information contained herein is complete and accurate and may be relied upon by the Corporation and its counsel; and (ii) that the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to closing of the purchase of any of the Units by the undersigned.

The undersigned further represents to the Corporation that (a) the undersigned understands none of the Units have not been registered under the Securities Act or applicable state securities laws, and are being offered in reliance upon the exemptions from the registration requirements of the Securities Act and such state securities laws; (b) the undersigned is acquiring the Units for the undersigned's own account and not for the account of any other person, and such purchase is not being made with a view to the further resale or distribution thereof; and (c) the undersigned understands that the completion of this Questionnaire does not constitute an offer of the Units to the undersigned.

Confidential Purchaser Questionnaire

The undersigned understands that if the undersigned does not purchase the Units or if the Corporation does not offer the Units to the undersigned subsequent to submitting this Questionnaire, the undersigned may be asked to return all documents submitted to the undersigned in connection with the proposed purchase of the Units.

All information contained herein is for the Corporation's use and its counsel's use and will at all times be kept strictly confidential; however, the undersigned agrees that the Corporation may present this Questionnaire to such parties as it may deem appropriate, if called upon to establish the availability of the exemptions under the Securities Act and applicable state securities laws.  Furthermore, the undersigned agrees that the Corporation may disclose certain information contained herein to any state or federal securities agency or regulatory authority as may be necessary or appropriate to comply with the Securities Act or any state securities laws, and any rules or regulations promulgated thereunder.

If the undersigned is an individual:

By:_______________________________________

Print Name: ________________________________

Date: _____________________________________

If the undersigned is an entity:

By:_______________________________________

Title: _____________________________________

Print Name: ________________________________

Date: _____________________________________

Confidential Purchaser Questionnaire

CONFIDENTIAL PURCHASER QUESTIONNAIRE

INSTRUCTIONS

Completion of this Questionnaire is required before any offer or sale of Units may be made to you.  This Questionnaire, once completed and executed, must be returned to the Corporation at the address set forth on the first page hereof.

PLEASE TYPE OR PRINT LEGIBLY (EXCEPT FOR SIGNATURE)
DO NOT LEAVE BLANK SPACES - IF A QUESTION IS “NOT APPLICABLE”
OR THE ANSWER IS “NONE,” SO STATE.

(Attach additional pages if necessary)

1.

Name of Purchaser:

(a)

Individual:  _________________            __________________            __________________
                                            First Name                                   Middle Name                            Last Name

(b)

Jointly:    _________________            __________________            __________________
                                        First Name                                   Middle Name                            Last Name

(c)

Entity:   ______________________________

Social Security, Federal Employer I.D. No. or Taxpayer I.D. No.: ______________

Home Address: __________________________
City: ____________  State:  ________________  Zip Code: _________________

Business Address: ________________________
City: ____________  State:  ________________  Zip Code: _________________

Send correspondence to: Home _______  Business ________, Attention: _________________

Home Telephone: ____________________
Business Telephone: ____________________

Date of Birth or Organization: ___________________

U.S. Citizen:  Yes:_____   No:_____

2.

State of Residence or Organization:

Confidential Purchaser Questionnaire

3.

The following information is required to ascertain whether a prospective investor would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.  The undersigned is one of the following (please initial):

(a)

Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

Yes _______   No _______

(b)

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

Yes _______   No _______

(c)

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or a Corporation, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000;

Yes _______   No _______

(d)

Any director or executive officer of the Corporation;

Yes _______   No _______

(e)

A natural person whose individual net worth1, or joint net worth with such person's spouse, at the time of purchase exceeds $1,000,000;

Yes _______   No _______

______________________

For purposes of determining “net worth,” the principal residence owned by an individual must be valued either at (a) cost, including the cost of improvements, net of current encumbrances upon the property, or (b) the appraised value of the property as determined by a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.  “Institutional lender” means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender of loans secured by real property and that has such loans receivable in the amount of $2,000,000 or more.

Confidential Purchaser Questionnaire

(f)

A natural person who had an individual income2 in excess of $200,000 in each of the two most recent years or joint income with the undersigned's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Yes _______   No _______

(g)

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person; or

Yes _______   No _______

(h)

Any entity in which all of the equity owners are accredited investors.  Each equity owner must furnish the Corporation a letter confirming that such equity owner is an accredited investor.

Yes _______   No _______

Names of Equity Owners:

6.

The undersigned has invested during the past five years (check appropriate amount):

Less than:

$

50,000

Greater than:

$

50,000

$

100,000

$

200,000

$

250,000

$

500,000

$

750,000

$

1,000,000

______________________

Individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income received under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040, (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

Confidential Purchaser Questionnaire

7.

The undersigned possesses a general understanding of the nature and risks of investments.

Circle one:         Yes                                No

8.

The undersigned considers himself, herself or itself to be an experienced, sophisticated investor.

Circle one:         Yes                                No

9.

The undersigned has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the risks and merits of an investment in the Units and believes the undersigned can withstand the complete loss of such amount as may be invested in the Units.

Circle one:         Yes                                No

10.

The undersigned is able to bear the complete economic risk of an investment in the Units for an indefinite period of time.

Circle one:         Yes                                No

11.

The undersigned will have an attorney, accountant or other representative review these documents for the purpose of determining the suitability of the investment with respect to the undersigned’s personal situation.  (If yes, indicate any familial relationship or other affiliation between such representatives and either the undersigned or the Corporation, to the extent known.)

Circle one:         Yes                                No

________________________________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

12.

The undersigned will have an advisor or other representative review the merits and risks of this investment.  The undersigned's decision to participate will be based on this analysis.  (If yes, please provide the name of such representative and the name of the Corporation or firm with which he or she is employed or associated.)

Circle one:         Yes                                No

________________________________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

Confidential Purchaser Questionnaire

13.

The undersigned has indicated below additional information that may be helpful in enabling the Corporation to determine that the undersigned’s knowledge and experience in financial and business matters is sufficient to enable the undersigned to evaluate the merits and risks of this investment.

14.

ONLY IF THE UNDERSIGNED IS SIGNING ON BEHALF OF AN ENTITY (THE “ENTITY”), PLEASE ANSWER THE FOLLOWING QUESTIONS.

(A)

Was the Entity formed for the purpose of investment in the Corporation?

Circle one:         Yes                                No

(B)

Are the shareholders, partners, grantors, beneficiaries, or other beneficial owners3 of Entity's securities contributing additional funds to the Entity for the purpose of purchasing Units?

Circle one:         Yes                                No

(C)

Are the shareholders, partners, grantors, beneficiaries, or other beneficial owners of the Entity's securities permitted to opt in or out of particular investments made by the Entity?

Circle one:         Yes                                No

 (D)

Do the shareholders, partners, grantors, beneficiaries, or other beneficial owners of the Entity's securities participate pro rata in an investments made by the Entity, in accordance with their respective ownership interests in the Entity?

Circle one:         Yes                                No

(E)

Does the value of the Units applied for by the Entity (together with the value of the securities already owed by the Entity), aggregated with the value of all other securities owned by the Entity which are issued by private investment companies,4 exceed 10% of the value of the Entity's total assets?

Circle one:         Yes                                No

______________________

The term “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (a) the power to vote, or to direct the voting of, a security; and/or (b) the power to dispose, or to direct the disposition of, a security.

The term “private investment companies” means partnerships, corporations, companies, and other entities which: (i) are primarily engaged in investing, reinvesting, owning, holding, or trading securities; (ii) have outstanding securities beneficially owned by not more than 100 persons (or beneficially owned by more than 100 persons solely due to the beneficial owner attribution/integration provisions of Section 3(c)(1) of the Investment Company Act); and (iii) have not made public offerings of their securities.

Confidential Purchaser Questionnaire

(F)

Provide the number of owners of the Entity's outstanding securities, including stock interests, trust interests, debt securities, and other beneficial interests (other than short-term paper): ________.

(G)

Is the Entity an employee benefit plan (including, but not limited to, a pension or profit-sharing plan subject to ERISA)?

Circle one:         Yes                                No

(H)

If the answer to (G) is “Yes,” do participants both (i) make contributions to the plan, and (ii) have the power to direct investments of the plan with respect to the portion thereof allocable to the participant?

Circle one:         Yes                                No

15.

In order to determine whether the undersigned may purchase the Units, please answer the following:

(A)

Is the undersigned a person5 affiliated with a member6 of the National Association of Securities Dealers, Inc. (the “NASD”) or any other securities broker-dealer as an officer, director, general partner, employee, or agent, or is the undersigned otherwise a person associated with an NASD member or any other securities broker-dealer7 (excluding a person associated with an NASD member engaged solely in the purchase or sale of either investment company/variable contracts securities or direct participation program securities); or is the undersigned a member of the immediate family8 of any person specified in this question?

Circle one:         Yes                                No

______________________

The term “person” includes a natural person, partnership, corporation, association, or other legal entity.

The term “member” means a natural person, partnership, corporation, or other legal entity.

The term “person associated with an NASD member or any other securities broker-dealer” means every sole proprietor, partner, officer, director, or branch manager of an NASD member or any other securities broker-dealer, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such NASD member or other securities broker-dealer, whether or not any such person is registered or exempt from registration with the NASD (excluding a person whose association with an NASD member is limited to a passive ownership interest in the member of ten percent or less, and who does not receive hot issues from the member in which such person has the ownership interest, and that the member is not in a position to direct “hot issues” to such person).

Confidential Purchaser Questionnaire

(B)

Is the undersigned a finder in respect to any public offering of securities; is the undersigned a person acting in a fiduciary capacity to the managing underwriter of any such offering, including but not limited to an attorney, accountant, or financial consultant; or is the undersigned any other person who is supported directly or indirectly, to a material extent, by any person specified in this question?

Circle one:         Yes                                No

(C)

Is the undersigned a senior officer of a bank, savings and loan institution, insurance company, investment company (whether or not registered as such with the U.S. Securities and Exchange Commission (the “SEC”)), investment advisory firm (whether or not registered as such with the SEC), or any other institutional type account (including but not limited to hedge funds, investment partnerships, investment corporations, or investment clubs), domestic or foreign; is the undersigned a person in the securities department of, or an employee or other person who may influence or whose activities directly or indirectly involve or are related to the function of buying or selling securities for, any of the foregoing entities specified in this Question; or is the undersigned any other person who is supported directly or indirectly, to a material extent, by any person specified in this question?

Circle one:         Yes                                No

(D)

Is the undersigned signing on behalf of an account in which any person described in Subparagraph (A), (B), or (C) above has a beneficial interest9?

Circle one:         Yes                                No

______________________

The term “immediate family” includes parents, mother-in-law or father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in law or daughter-in-law, children, or any other person who is supported, directly or indirectly, to a material extent by any person specified in the relevant question.

The term “beneficial interest” means not only ownership interests but every type of direct financial interest of a person described in Subparagraph (A), (B), or (C) above in an account.

Confidential Purchaser Questionnaire